UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2012

REAL ESTATE ASSOCIATES LIMITED

(Exact name of Registrant as specified in its charter)

California	0-09262	95-3187912
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

                            80 International Drive

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Real Estate Associates Limited, a California limited partnership (the “Registrant”), holds a 99% limited partnership interest in Bethel Towers Limited Dividend Housing Association, a Michigan limited partnership (“Bethel Towers”).

Effective December 10, 2012, the First Amendment to Agreement and Certificate of Limited Partnership of Bethel Towers Limited Dividend Housing Association (the “Amendment”) was entered into by the Registrant and Bethel Towers Corporation, a Michigan corporation (the “Corporation” and together with the Registrant, the “Parties”), a copy of which is attached as an exhibit.  Maurice J. Higginbothan, an individual and the original operating general partner of Bethel Towers, died on or about April 19, 1993, and pursuant to Section 7.3.3 of the Bethel Towers Agreement and Certificate of Limited Partnership, dated January 15, 1979, the Registrant as the limited partner of Bethel Towers designated itself as the successor operating general partner.  The Parties entered into the Amendment to provide for, among other things, the formal recognition of the Registrant, in addition to being the Limited Partner of Bethel Towers, as the successor operating general partner.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.1        First Amendment to Agreement and Certificate of Limited Partnership of Bethel Towers Limited Dividend Housing Association, dated December 10, 2012.

The agreement included as an exhibit to this Form 8-K contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•       should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

  have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•  may apply standards of materiality in a way that is different from what may be viewed as material to an investor; and

•         were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

      Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about the Registrant may be found elsewhere in this Form 8-K and the Registrant’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED

By:  National Partnership Investments Corp.

Corporate General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: December 14, 2012